
Exhibit 21 Subsidiaries of the Registrant, Cosmoz.com, Inc. as of August 15, 2000
--------------------------------------------------------------------------------------------------------------
                                                                                        Name Under Which
Subsidiary Name and Address                   State of Incorporation                 Business is Conducted
--------------------------------------------------------------------------------------------------------------
FinancialContent.com, Inc.                                 DE                        FinancialContent.com
c/o Cosmoz.com, Inc., 1515 So. El
Camino Real, Ste. 100, San Mateo, CA 94402
--------------------------------------------------------------------------------------------------------------
MB TECHNOLOGIES, INC.
C/O COSMOZ.COM, INC., 1515 SO. EL
CAMINO REAL, STE. 100, SAN MATEO, CA 94402
                                                           IN                        MB TECHNOLOGIES, INC.
--------------------------------------------------------------------------------------------------------------
ITRACK, INC.
C/O COSMOZ.COM, INC., 1515 SO. EL
CAMINO REAL, STE. 100, SAN MATEO, CA 94402                 DE                        ITRACK
--------------------------------------------------------------------------------------------------------------
KING FINE, INC.
C/O COSMOZ.COM, INC., 1515 SO. EL
CAMINO REAL, STE. 100, SAN MATEO, CA 94402
                                                           IN                        KING FINE
--------------------------------------------------------------------------------------------------------------
streetIQ.com, Inc.
c/o Cosmoz.com, Inc., 1515 So. El
Camino Real, Ste. 100, San Mateo, CA 94402
                                                            DE                       STREETIQ.COM.
--------------------------------------------------------------------------------------------------------------
BUCKINVESTOR.COM, INC.
C/O COSMOZ.COM, INC., 1515 SO. EL
CAMINO REAL, STE. 100, SAN MATEO, CA 94402
                                                            NC                       BUCKINVESTOR.COM
--------------------------------------------------------------------------------------------------------------
PROFITWIRE, INC.                                            DE                       PROFITWIRE.COM
C/O COSMOZ.COM, INC., 1515 SO. EL
CAMINO REAL, STE. 100, SAN MATEO, CA 94402
94402
--------------------------------------------------------------------------------------------------------------


                                       121